AXP(R)
                                                                     Focus 20
                                                                         Fund

                                                       2001 SEMIANNUAL REPORT

American
   Express (R)
Funds
(icon of ruler)

AXP Focus 20 Fund seeks to
provide shareholders with
long-term capital growth.

Zeroing In

No matter how well the stock market as a whole may be doing, there can be vast differences in how individual stocks perform. AXP Focus 20 Fund tries to identify the market's potential leaders, then concentrates its investments in a limited number of them. In doing so, the Fund seeks to provide above-average capital appreciation for growth-oriented investors.

CONTENTS
From the Chairman                        3
From the Portfolio Manager               3
Fund Facts                               5
The 10 Largest Holdings                  6
Financial Statements                     7
Notes to Financial Statements           10
Investments in Securities               18

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2   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

(picture of Arne H. Carlson)
Arne H. Carlson
Chairman of the board

From the Chairman
For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of Doug Guffy)
Doug Guffy
Portfolio manager
From the Portfolio Manager

Growth stocks continued to tumble during the past six months, creating a hostile environment for AXP Focus 20 Fund. The result was a loss of 20.85% (excluding the sales charge) for the Fund's Class A shares over the first half of the fiscal year -- April through September 2001. This compares with a loss of 12.63% for the Russell 1000 Growth Index, an unmanaged group of stocks commonly used to evaluate the performance of mutual funds such as this one.

The period actually got off to a very good start, as expectations for economic and corporate profit recovery in the second half of 2001 lit a fire under stock prices. The Fund responded in strong fashion, gaining close to 27% by late May.

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3   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

DOWNTURN BEGINS
From then on, though, the investment environment, particularly for growth stocks, turned increasingly negative. Fresh reports of economic and profit weakness, reinforced by dismal outlooks from company managements, weighed heavily on the market through the summer and early fall, culminating with a rapid drop spurred by the events of September 11.

Because of its focus on growth stocks, the Fund was acutely affected by the downturn. This was especially true for its technology holdings, which comprised the largest part of the portfolio and experienced the steepest decline. Early in the period, holdings in the data-storage area such as Brocade, Veritas and EMC were hit hard. Later, semiconductor stocks such as Applied Materials were most affected.

Given that emphasizing such stocks paid off handsomely last spring and that I expected the economy and corporate profits to pick up sooner rather than later, I decided to stick with those holdings over the ensuing months. Clearly, that proved to be the wrong strategy.

As for the rest of the portfolio, better results were realized from its two other major areas of investment, health care and financial services. In the first group, Invitrogen, a biotechnology company, and Medtronic, maker of cardiac devices, led the way, while Fifth Third, a major bank, performed positively. The portfolio's largest holding, Tyco International, in the capital goods area, held up relatively well.

Looking toward the second half of the fiscal year, I am convinced that we'll see an improving investment environment, as the economy and corporate profits appear on the verge of turning the corner. As for the Fund, I plan to continue to manage it in accordance with its purpose -- investing in companies with the potential for high growth and, consequently, the potential for substantial price appreciation. I believe the risk/reward relationship for growth stocks is more favorable now than it has been in some time, and I believe the Fund owns the stocks that will respond especially well.



Doug Guffy

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4   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

Fund Facts
Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                     $  1.86
March 31, 2001                                                     $  2.35
Decrease                                                           $  0.49

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                        $    --
From long-term capital gains                                       $    --
Total distributions                                                $    --
Total return*                                                       -20.85%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                     $  1.85
March 31, 2001                                                     $  2.34
Decrease                                                           $  0.49

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                        $    --
From long-term capital gains                                       $    --
Total distributions                                                $    --
Total return*                                                       -20.94%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                     $  1.85
March 31, 2001                                                     $  2.34
Decrease                                                           $  0.49

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                        $    --
From long-term capital gains                                       $    --
Total distributions                                                $    --
Total return*                                                       -20.94%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                     $  1.87
March 31, 2001                                                     $  2.35
Decrease                                                           $  0.48

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                        $    --
From long-term capital gains                                       $    --
Total distributions                                                $    --
Total return*                                                       -20.43%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.


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5   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

The 10 Largest Holdings

                         Percent                   Value
                     (of net assets)      (as of Sept. 30, 2001)
 Tyco Intl                8.6%                $5,915,000
 Medtronic                7.6                  5,220,000
 Fifth Third Bancorp      6.3                  4,303,600
 General Electric         6.0                  4,092,000
 Pfizer                   5.8                  4,010,000
 Microsoft                5.2                  3,581,900
 Invitrogen               4.8                  3,288,000
 American Intl Group      4.5                  3,120,000
 Citigroup                4.1                  2,835,000
 Amgen                    3.4                  2,350,400

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of pie chart)

The 10 holdings listed here
make up 56.3% of net assets



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6   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Focus 20 Fund

Sept. 30, 2001 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $109,599,023)                                               $ 70,927,355
Cash in bank on demand deposit                                                        80,469
Capital shares receivable                                                                724
Accrued interest and dividend receivable                                              37,725
Receivable for investment securities sold                                            859,935
                                                                                     -------
Total assets                                                                      71,906,208
                                                                                  ----------

Liabilities
Payable for investment securities purchased                                        3,221,227
Accrued investment management services fee                                             1,190
Accrued distribution fee                                                                 943
Accrued transfer agency fee                                                              416
Accrued administrative services fee                                                      110
Other accrued expenses                                                               111,767
                                                                                     -------
Total liabilities                                                                  3,335,653
                                                                                   ---------
Net assets applicable to outstanding capital stock                              $ 68,570,555
                                                                                ============

Represented by
Capital stock -- $.01 par value (Note 1)                                        $    368,806
Additional paid-in capital                                                       160,134,692
Net operating loss                                                                  (397,771)
Accumulated net realized gain (loss) (Note 7)                                    (52,863,504)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                   (38,671,668)
                                                                                 -----------
Total -- representing net assets applicable to outstanding capital stock        $ 68,570,555
                                                                                 ===========
Net assets applicable to outstanding shares:
                                         Class A                                $ 44,398,057
                                         Class B                                $ 22,863,396
                                         Class C                                $  1,292,731
                                         Class Y                                $     16,371
Net asset value per share of outstanding capital stock:
                                         Class A shares       23,822,025        $       1.86
                                         Class B shares       12,349,850        $       1.85
                                         Class C shares          699,919        $       1.85
                                         Class Y shares            8,760        $       1.87

See accompanying notes to financial statements.

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7   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT


Statement of operations
AXP Focus 20 Fund

Six months ended Sept. 30, 2001 (Unaudited)
Investment income
Income:
Dividends                                                                      $    161,551
Interest                                                                            132,178
                                                                                    -------
Total income                                                                        293,729
                                                                                    -------
Expenses (Note 2):
Investment management services fee                                                  243,247
Distribution fee
   Class A                                                                           73,080
   Class B                                                                          148,929
   Class C                                                                            8,173
Transfer agency fee                                                                 150,639
Incremental transfer agency fee
   Class A                                                                           10,772
   Class B                                                                            9,694
   Class C                                                                              593
Service fee -- Class Y                                                                   11
Administrative services fees and expenses                                            28,439
Compensation of board members                                                         5,060
Custodian fees                                                                       16,322
Printing and postage                                                                 31,220
Registration fees                                                                    64,166
Audit fees                                                                            7,000
Other                                                                                 1,041
                                                                                      -----
Total expenses                                                                      798,386
   Expenses reimbursed by AEFC (Note 2)                                            (103,047)
                                                                                   --------
                                                                                    695,339
   Earnings credits on cash balances (Note 2)                                        (3,839)
                                                                                     ------
Total net expenses                                                                  691,500
                                                                                    -------
Investment income (loss) -- net                                                    (397,771)
                                                                                   --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               (23,350,266)
   Options contracts written (Note 5)                                                72,798
                                                                                     ------
Net realized gain (loss) on investments                                         (23,277,468)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                    4,725,181
                                                                                  ---------
Net gain (loss) on investments and foreign currencies                           (18,552,287)
                                                                                -----------
Net increase (decrease) in net assets resulting from operations                $(18,950,058)
                                                                               ============

See accompanying notes to financial statements.

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8   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT


Statements of changes in net assets
AXP Focus 20 Fund

                                                        Sept. 30, 2001      For the period from
                                                       Six months ended      June 26, 2000* to
                                                          (Unaudited)         March 31, 2001
Operations
Investment income (loss) -- net                          $   (397,771)         $   (421,200)
Net realized gain (loss) on investments                   (23,277,468)          (29,586,036)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets
   and liabilities in foreign currencies                    4,725,181           (43,384,360)
                                                            ---------           -----------
Net increase (decrease) in net assets
   resulting from operations                              (18,950,058)          (73,391,596)
                                                          -----------           -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                 11,570,446           112,703,226
   Class B shares                                           6,115,897            55,737,468
   Class C shares                                             383,426             3,081,000
   Class Y shares                                                  --                46,243
Payments for redemptions
   Class A shares                                          (8,313,365)          (15,452,997)
   Class B shares (Note 2)                                 (3,957,106)           (3,533,185)
   Class C shares (Note 2)                                   (242,427)             (213,520)
   Class Y shares                                                  --                (3,317)
                                                                -----                ------
Increase (decrease) in net assets
   from capital share transactions                          5,556,871           152,364,918
                                                            ---------           -----------
Total increase (decrease) in net assets                   (13,393,187)           78,973,322
                                                          -----------            ----------
Net assets at beginning of period                          81,963,742             2,990,420**
                                                           ----------             ---------
Net assets at end of period                              $ 68,570,555          $ 81,963,742
                                                         ============          ============

 * When shares became publicly available.

** Initial capital of $3,000,000 was contributed on June 21, 2000. The Fund had a decrease in net assets resulting from operations of $9,580 during the period from June 21, 2000 to June 26, 2000 (when shares became publicly available).

See accompanying notes to financial statements.

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9   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

Notes to Financial Statements

AXP Focus 20 Fund

(Unaudited as to Sept. 30, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium and large size companies. On June 21, 2000, American Express Financial Corporation (AEFC) invested $3,000,000 in the Fund which represented 598,200 shares for Class A, 600 shares for Class B, 600 shares for Class C and 600 shares for Class Y, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 26, 2000.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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10   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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11   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $48,946 for the six months ended Sept. 30, 2001.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

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12   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $164,880 for Class A, $16,415 for Class B and $1,228 for Class C for the six months ended Sept. 30, 2001.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until March 31, 2002. Under this agreement, total expenses will not exceed 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.16% for Class Y. In addition, for the six months ended Sept. 30, 2001, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 1.27% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares and 1.08% for Class Y shares.

During the six months ended Sept. 30, 2001, the Fund's custodian and transfer agency fees were reduced by $3,839 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $32,123,959 and $24,756,447, respectively, for the six months ended Sept. 30, 2001. Realized gains and losses are determined on an identified cost basis.

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13   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        Six months ended Sept. 30, 2001
                                             Class A          Class B            Class C          Class Y
Sold                                        4,691,348        2,535,843           157,761            --
Issued for reinvested distributions                --                --               --            --
Redeemed                                   (3,588,847)       (1,765,699)        (102,169)           --
                                           ----------        ----------         --------           ---
Net increase (decrease)                     1,102,501           770,144           55,592            --
                                            ---------           -------           ------           ---

                                                         June 26, 2000* to March 31, 2001
                                             Class A          Class B            Class C          Class Y
Sold                                       26,249,800        12,672,738          709,171             8,844
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (4,128,476)       (1,093,632)         (65,444)             (684)
                                           ----------        ----------          -------              ----
Net increase (decrease)                    22,121,324        11,579,106          643,727             8,160
                                           ----------        ----------          -------             -----

* When shares became publicly available.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                Six months ended Sept. 30, 2001
                                             Puts
                                   Contracts         Premium
Balance March 31, 2001                 --           $     --
Opened                                400             72,798
Closed                                 --                 --
Exercised                              --                 --
Expired                              (400)           (72,798)
                                     ----            -------
Balance Sept. 30, 2001                 --           $     --
                                     ----            -------

See "Summary of significant accounting policies."


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14   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2001.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $29,399,616 as of March 31, 2001, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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15   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                 2001(j)      2001(b)
Net asset value, beginning of period          $2.35        $ 4.98
                                              -----        ------
Income from investment operations:
Net investment income (loss)                   (.01)         (.01)
Net gains (losses)
    (both realized and unrealized)             (.48)        (2.62)
                                               ----         -----
Total from investment operations               (.49)        (2.63)
                                               ----         -----
Net asset value, end of period                $1.86        $ 2.35
                                              -----        ------

Ratios/supplemental data
Net assets, end of period (in millions)         $44           $53
Ratio of expenses
    to average daily net assets(c)            1.27%(d,e)    1.30%(d,e)
Ratio of net investment income (loss)
    to average daily net assets               (.61%)(d)     (.47%)(d)
Portfolio turnover rate
    (excluding short-term securities)           30%           54%
Total return(i)                             (20.85%)      (52.81%)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                 2001(j)      2001(b)
Net asset value, beginning of period          $2.34        $ 4.99
                                              -----        ------
Income from investment operations:
Net investment income (loss)                   (.02)         (.03)
Net gains (losses)
    (both realized and unrealized)             (.47)        (2.62)
                                               ----         -----
Total from investment operations               (.49)        (2.65)
                                               ----         -----
Net asset value, end of period                $1.85        $ 2.34
                                              -----        ------

Ratios/supplemental data
Net assets, end of period (in millions)         $23           $27
Ratio of expenses
    to average daily net assets(c)            2.05%(d,f)    2.07%(d,f)
Ratio of net investment income (loss)
    to average daily net assets              (1.39%)(d)    (1.25%)(d)
Portfolio turnover rate
    (excluding short-term securities)           30%           54%
Total return(i)                             (20.94%)      (53.11%)

See accompanying notes to financial highlights.

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16   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended March 31,                 2001(j)      2001(b)
Net asset value, beginning of period          $2.34        $ 4.98
                                              -----        ------
Income from investment operations:
Net investment income (loss)                   (.02)         (.02)
Net gains (losses)
    (both realized and unrealized)             (.47)        (2.62)
                                               ----         -----
Total from investment operations               (.49)        (2.64)
                                               ----         -----
Net asset value, end of period                $1.85        $ 2.34
                                              -----        ------

Ratios/supplemental data
Net assets, end of period (in millions)          $1            $2
Ratio of expenses
    to average daily net assets(c)            2.05%(d,g)    2.07%(d,g)
Ratio of net investment income (loss)
    to average daily net assets              (1.40%)(d)    (1.25%)(d)
Portfolio turnover rate
(excluding short-term securities)               30%           54%
Total return(i)                             (20.94%)      (53.01%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                  2001(j)     2001(b)
Net asset value, beginning of period          $2.35        $ 4.98
                                              -----        ------
Income from investment operations:
Net investment income (loss)                   (.01)         (.01)
Net gains (losses)
    (both realized and unrealized)             (.47)        (2.62)
                                               ----         -----
Total from investment operations               (.48)        (2.63)
                                               ----         -----
Net asset value, end of period                $1.87        $ 2.35
                                              -----        ------
Ratios/supplemental data
Net assets, end of period (in millions)         $--           $--
Ratio of expenses
    to average daily net assets(c)            1.08%(d,h)    1.11%(d,h)
Ratio of net investment income (loss)
    to average daily net assets               (.42%)(d)     (.34%)(d)
Portfolio turnover rate
    (excluding short-term securities)           30%           54%
Total return(i)                             (20.43%)      (52.81%)

Notes to financial highlights
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.50% and 1.59% for the six months ended Sept. 30, 2001 and for period ended March 31, 2001, respectively.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.28% and 2.35% for the six months ended Sept. 30, 2001 and for the period ended March 31, 2001, respectively.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.28% and 2.35% for the six months ended Sept. 30, 2001 and for the period ended March 31, 2001, respectively.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.31% and 1.36% for the six months ended Sept. 30, 2001 and for the period ended March 31, 2001, respectively.
(i) Total return does not reflect payment of a sales charge.
(j) Six months ended Sept. 30, 2001 (Unaudited).


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17   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

Investments in Securities

AXP Focus 20 Fund

Sept. 30, 2001 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (91.5%)
Issuer                              Shares              Value(a)

Banks and savings & loans (6.3%)
Fifth Third Bancorp                 70,000            $4,303,600

Communications equipment & services (3.9%)
Brocade Communications Systems     110,000(b)          1,543,300
Finisar                             80,000(b)            316,800
Nokia ADR Cl A                      30,000(c)            469,500
RF Micro Devices                    20,000(b)            332,400
Total                                                  2,662,000

Computer software & services (11.6%)
BEA Systems                         40,000(b)            383,600
Electronic Arts                     20,000(b)            913,400
Intuit                              40,000(b)          1,432,000
Microsoft                           70,000(b)          3,581,900
VERITAS Software                    90,000(b)          1,659,600
Total                                                  7,970,500

Computers & office equipment (6.9%)
AOL Time Warner                     70,000(b)          2,317,000
Cisco Systems                      140,000(b)          1,705,200
EMC                                 60,000(b)            705,000
Total                                                  4,727,200

Electronics (8.3%)
Applied Materials                   40,000(b)          1,137,600
Jabil Circuit                      100,000(b)          1,790,000
Maxim Integrated Products           30,000(b)          1,048,200
Texas Instruments                   50,000             1,249,000
Xilinx                              20,000(b)            470,600
Total                                                  5,695,400

Energy (0.6%)
Mirant                              20,000(b)            438,000

Financial services (4.1%)
Citigroup                           70,000             2,835,000

Health care (23.2%)
Amgen                               40,000(b)          2,350,400
Baxter Intl                         10,000               550,500
Genentech                           10,000(b)            440,000
Invitrogen                          50,000(b)          3,288,000
Medtronic                          120,000             5,220,000
Pfizer                             100,000             4,010,000
Total                                                 15,858,900

Health care services (0.8%)
Express Scripts Cl A                10,000(b)            555,000

Insurance (6.2%)
ACE                                 40,000(c)          1,154,800
American Intl Group                 40,000             3,120,000
Total                                                  4,274,800

Leisure time & entertainment (0.6%)
Harley-Davidson                     10,000               405,000

Multi-industry conglomerates (14.6%)
General Electric                   110,000             4,092,000
Tyco Intl                          130,000(c)          5,915,000
Total                                                 10,007,000

Retail (4.4%)
Best Buy                            20,000(b)            909,000
Home Depot                          30,000             1,151,100
Kohl's                              20,000(b)            960,000
Total                                                  3,020,100

Total common stocks
(Cost: $101,423,411)                                 $62,752,500

Short-term securities (11.9%)
Issuer      Annualized              Amount              Value(a)
           yield on date          payable at
            of purchase            maturity
U.S. government agencies
Federal Home Loan Bank Disc Nt
   11-16-01    3.38%            $1,100,000            $1,094,743
Federal Home Loan Mtge Corp Disc Nt
   11-06-01    2.71              1,000,000               997,075
Federal Natl Mtge Assn Disc Nts
   10-01-01    3.42                600,000               599,829
   10-04-01    3.45                700,000               699,597
   10-24-01    3.32              1,700,000             1,695,936
   11-16-01    2.49                700,000               697,637
   11-19-01    2.01                500,000               498,556
   11-27-01    2.48              1,400,000             1,393,747
   11-29-01    3.39                500,000               497,735

Total short-term securities
(Cost: $8,175,612)                                    $8,174,855

Total investments in securities
(Cost: $109,599,023)(d)                              $70,927,355

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
18   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2001, the value of foreign securities represented 10.99% of net assets.

(d)  At Sept.  30, 2001,  the cost of securities for federal income tax purposes
     was  approximately   $109,599,000  and  the  approximate   aggregate  gross
     unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation              $    547,000
     Unrealized depreciation               (39,219,000)
                                          ------------
     Net unrealized depreciation          $(38,672,000)
                                          ------------




--------------------------------------------------------------------------------
19   AXP FOCUS 20 FUND -- SEMIANNUAL REPORT

AXP Focus 20 Fund                                             PRSRT STD AUTO
70100 AXP Financial Center                                     U.S. POSTAGE
Minneapolis, MN 55474                                              PAID
                                                             AMERICAN EXPRESS
americanexpress.com


Ticker Symbol                                                            (logo)
Class A: AFAFX    Class B: AFTBX                                        AMERICAN
Class C: N/A      Class Y: N/A                                           EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6010 C (11/01)